[Graphic Omitted]

---------------------------------------------
COLONIAL GLOBAL UTILITIES FUND  ANNUAL REPORT
---------------------------------------------

OCTOBER 31, 1999

TABLE OF CONTENTS

1  Highlights

2  Portfolio Managers'
   Report

4  Performance
   Information

5  Portfolio of
   Investments

7  Financial Statements

9  Notes to Financial
   Statements

12 Financial Highlights

-------------------------------
 Not FDIC    May Lose Value
 Insured     No Bank Guarantee
-------------------------------


-------------------
PRESIDENT'S MESSAGE
-------------------

[Photo of Stephen E. Gibson]

Dear Shareholder:

The Fund's fiscal year began with domestic economic strength, signs of firming foreign economies and concerns about inflation. After a spike in energy prices last spring, other commodity prices did not follow, and inflation fears calmed. The Federal Reserve Board (Fed) raised short-term interest rates by one-quarter point in June, August and again in November -- negating the three rate cuts during the fall of 1998.

Toward the end of the period, large-company U.S. stocks declined from a weakening bond market and dollar. The broader stock market, however, took on strength, particularly in the technology sector. International economies showed strengthening earnings momentum and little inflation risk. The big question remained how long the U.S. economy could continue to grow without triggering higher inflation.

Colonial Global Utilities Fund continued to emphasize investing in the telecommunications sector, an integrated service and product technology that truly binds nations together in our global economy. The managers are also evaluating the evolution taking place in more traditional electric and gas utilities. The Fund's strong performance in the last 12 months is the direct result of their thorough analysis.

The following report provides you with more specific information about your Fund's performance and investment strategy during the period. As always, we thank you for choosing Colonial Global Utilities Fund and for giving us the opportunity to serve your investment needs.

    Sincerely,

/s/ Stephen E. Gibson
    Stephen E. Gibson
    President
    December 13, 1999


Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

----------
HIGHLIGHTS
----------


>     RISE IN OIL PRICES BENEFITED GAS STOCKS.

      In the spring of 1999, economically-sensitive cyclical stocks began to rebound in response to stronger-than-expected economic growth in the U.S. and signs of improving global economic conditions. This shift helped natural gas stocks, whose prices rose along with oil prices, but hurt electric stocks, as investors moved away from defensive sectors.

>     GAINS IN TELECOMMUNICATIONS CONTRIBUTED TO FUND'S PERFORMANCE.

      Telecommunication stocks benefited from improving economies worldwide and continued domestic growth. Telephone stocks also offered attractive opportunities due to increased merger and acquisition activity.

>     FUND REMAINED COMPETITIVE WITH ITS LIPPER PEERS FOR THE PERIOD.

      Despite challenges in some utility sectors due to pending merger approval and deregulation, the Fund's overweighting in areas such as telecommunications helped the Fund's Class A shares return 18.31% without sales charge, performing in line with its Lipper peer group average.(1)

              COLONIAL GLOBAL UTILITIES FUND - CLASS A SHARES VS.
                 LIPPER UTILITY FUND CATEGORY 11/1/98 - 10/31/99

               COLONIAL GLOBAL UTILITIES FUND               18.31%
               LIPPER UTILITY FUND                          18.62%


(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper Utility Fund Category was 18.62% for the 12 months ended October 31, 1999. The Fund's Class A shares were ranked in the second quartile for the one year (43 out of 100 funds) and in the third quartile for the five years (47 out of 64 funds). Performance for different share classes will vary with fees associated with each class.

    Past performance cannot predict future results. Returns and values of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

NET ASSET VALUE PER SHARE
AS OF 10/31/99

Class A       $16.85
---------------------
Class B       $16.84
---------------------
Class C       $16.84
---------------------

DISTRIBUTIONS DECLARED PER
SHARE FROM 11/1/98 - 10/31/99

---------------------
Class A        $0.735
---------------------
Class B        $0.624
---------------------
Class C        $0.624
---------------------

BOUGHT
------

KOREA TELECOM (1.1% of net assets) is a new addition to the Fund that marks our re-entry directly into the Asian markets. We feel more comfortable now with the region since its market correction in 1997-1998 and plan to explore opportunities in Japan.

METROMEDIA FIBER NETWORK (1.7% of net assets), a provider of high bandwidth, fiber-optic communications infrastructure to customers in the United States and Europe, was acquired by Bell Atlantic at the end of the period. Bell Atlantic entered into an agreement with Metromedia that would increase Bell Atlantic's stake in the company to 19%. Metromedia plans to use this capital to build its fiber network and enter new markets.

--------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------

TOP FIVE HOLDINGS
AS OF 10/31/99

Colt Telecom            4.5%
----------------------------
Nokia                   4.0%
----------------------------
Sprint Corp.            3.9%
----------------------------
Edison International    3.4%
----------------------------
Vodafone Airtouch       3.3%
----------------------------

TOP FIVE COUNTRIES
AS OF 10/31/99

1.  United States      56.3%
----------------------------
2.  Great Britain      13.2%
----------------------------
3.  Finland             7.5%
----------------------------
4.  Spain               5.9%
----------------------------
5.  Sweden              3.4%
----------------------------

TOP FIVE SECTOR BREAKDOWNS
10/31/99 VS. 10/31/98

                     FUND AS OF      FUND AS OF
                      10/31/99        10/31/98
                      --------        --------
Telecom/Telephone        50%            38%
Electric                 22%            36%
Gas                      12%             9%
Real Estate               4%             0%
Broadcasting              3%             0%

Sector and portfolio holding breakdowns are calculated as a percentage of net assets. Country breakdowns are calculated as a percentage of total investments. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors or countries in the future.

STRONG 12-MONTH PERFORMANCE DRIVEN BY TELECOMMUNICATIONS

The Fund's Class A shares returned 18.31% for the 12-month period, based on net asset value. This performance placed the Fund in the top half of the Lipper Utility Funds Average. The Fund significantly outperformed the Standard & Poor's Utilities Index which returned 2.1%, but underperformed the Morgan Stanley Capital International World Index's return of 24.9% since this index includes some non-utility stocks.(1)

We emphasized investments in the telecommunications sector, which continued to outperform other sectors of the utility industry. Attractive performance came from both domestic and European telecommunications companies. Our holdings included telephone services and cellular companies as well as telephone equipment companies such as Ericsson, Nokia and Tellabs (3.3%, 4.0% and 3.1% of net assets, respectively).

CHANGING ENVIRONMENT FOR ELECTRIC UTILITIES

In the United States, the electric industry has made progress toward a competitive marketplace, but issues of deregulation and consolidation also created a mixed investment environment in this sector. Although many companies have restructured to meet the challenges presented by a deregulated environment, performance of this sector was hampered because the regulatory approval process, which can take more than one year, delays the beneficial effects to the companies.

We own high-quality companies with attractive growth prospects and strong management. However, the sector sold at a 25-year low. Although electric stocks generally underperformed other utility market sectors during the period, there is still dividend income being paid, with possible capital appreciation, and the Fund is sharing in these returns. Power generation companies are also becoming an emerging business. These companies own the existing fossil fuel and the newer combined gas-cycle turbine generating plants, as well as some nuclear power plants. This business is commodity-like, and pricing is dependent on the competitive market for energy.

While electric utility stocks faced challenges, the portfolio benefited from diversified holdings such as Edison International (3.4% of net assets), which increased its growth potential through its domestic and international independent power business.

(1) The Standard & Poor's Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. The Morgan Stanley Capital International World Index ND is an unmanaged index that tracks the performance of global stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

GAS STOCKS IMPROVED DUE TO PRICE INCREASES IN OIL

We increased our holdings in the gas sector, which has improved over the period due to rising oil prices. In the spring, oil prices rose after the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC oil producers agreed to cut oil production. Oil prices surged again after OPEC reinforced the cutback on output at the beginning of October. Some of the rebound in prices can also be attributed to expectations of tighter oil supplies over the winter.

Like other sectors of the utilities market, deregulation has also been increasing competition among gas utilities, forcing companies to streamline their operations. Over the period, we have seen gas companies consolidate and enter other areas of the utilities market in order to diversify and become more dynamic. Williams Companies (2.3% of net assets) entered into a telecommunications venture, and Columbia Energy (2.6% of net assets) was involved in a hostile takeover toward the end of the period. Although Columbia's stock is trading under the last price offer, it is up year to date.

LONG-TERM OUTLOOK REMAINS POSITIVE

Rising long-term interest rates in the United States and Europe have weighed heavily on utilities, and the cyclical upturn in Europe has hurt defensive stocks like utilities. Even with the interest rate increases that have occurred, the economy should remain strong and encouraging to our markets. The Fund's holdings are solid companies with strong network partners and good management, and we will continue to emphasize these types of globally diversified, high-quality utilities as we look for nice buying opportunities in the remainder of 1999 and into 2000.

/s/ Ophelia Barsketis              /s/ Deborah Jansen

Ophelia Barsketis and Deborah Jansen are portfolio co-managers of Colonial Global Utilities Fund. Ms. Barsketis and Ms. Jansen are also senior vice presidents of Stein Roe & Farnham Incorporated, the portfolio's advisor.

International investing offers long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions in the countries in which it invests. Additionally, because the Fund focuses solely on utility securities, it may involve special risks due to limited diversification.

HELD
----

NOKIA (4.0% of net assets) is an international telecommunications company based in Finland. As a developer and manufacturer of mobile phones, networks and systems for cellular and fixed networks, Nokia operates in 45 countries and sells its products worldwide.

COLT Telecom (4.5% of net assets) is a London-based alternative access provider that saw its price double in a year.

WILLIAMS COMPANIES (2.3% of net assets) is a domestic company that transports and sells natural gas and petroleum products. It has also entered into a telecommunications venture that has increased its stock.

-----------------------
PERFORMANCE INFORMATION
-----------------------

PERFORMANCE OF A $10,000
INVESTMENT IN ALL SHARE CLASSES
FROM 10/31/91 - 10/31/99

              WITHOUT SALES     WITH SALES
                 CHARGE           CHARGE
------------------------------------------
Class A          $25,644          $24,169
Class B          $24,764          $24,764
Class C          $24,778          $24,778

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 10/31/91 - 10/31/99

              CGUF WITHOUT       CGUF WITH       S&P UTILITIES  MSCI WORLD
              SALES CHARGE      SALES CHARGE         INDEX         INDEX
              ------------      ------------     -------------  ----------
10/91          $10,000            $10,000           $10,000       $10,000
10/92           11,083             10,445            11,113         9,477
10/93           13,660             12,873            13,927        12,037
10/94           12,648             11,920            12,219        12,960
10/95           13,953             13,150            15,797        14,186
10/96           15,626             14,726            17,345        16,498
10/97           18,345             17,289            19,063        19,265
10/98           21,663             20,416            24,143        22,205
10/99           25,644             24,169            24,646        27,736

The Morgan Stanley Capital International (MSCI)World Index ND is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/99

Share Class            A                     B                   C
Inception          10/15/91               3/27/95             3/27/95
--------------------------------------------------------------------------------
              Without     With      Without     With      Without     With
               Sales      Sales      Sales      Sales      Sales      Sales
               Charge     Charge     Charge     Charge     Charge     Charge
--------------------------------------------------------------------------------
1 year         18.31%     11.50%     17.50%     12.50%     17.42%     16.42%
--------------------------------------------------------------------------------
5 years        15.17      13.82      14.38      14.15      14.38      14.38
--------------------------------------------------------------------------------
Life           12.38      11.56      11.91      11.91      11.91      11.91
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/99

Share Class            A                     B                    C
--------------------------------------------------------------------------------
              Without     With      Without     With      Without     With
               Sales      Sales      Sales      Sales      Sales      Sales
               Charge     Charge     Charge     Charge     Charge     Charge
--------------------------------------------------------------------------------
1 year         15.79%      9.14%     15.01%     10.01%     14.92%     13.92%
--------------------------------------------------------------------------------
5 years        13.91      12.57      13.15      12.91      13.15      13.15
--------------------------------------------------------------------------------
Life           11.63      10.80      11.16      11.16      11.16      11.16
--------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in share charges and fees associated with each class.

The Fund initially commenced operations as the Liberty Financial Utilities Fund on 10/15/1991. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund, which had a different expense structure than the Fund.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

--------------------
INVESTMENT PORTFOLIO
--------------------
October 31, 1999
(In thousands)

COMMON STOCKS - 92.6%                           COUNTRY      SHARES     VALUE
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 4.1%
REAL ESTATE INVESTMENT TRUSTS
Liberty Property Trust                                         165    $   3,866
Prologis Trust                                                 191        3,696
                                                                      ---------
                                                                          7,562
                                                                      ---------
-------------------------------------------------------------------------------
MANUFACTURING - 12.5%
COMMUNICATIONS EQUIPMENT - 11.0%
Lucent Technologies, Inc.                                       84        5,378
Nokia Corp. ADR                                   Fi            64        7,373
Portugal Telecom SA                               Pt            39        1,698
Tellabs, Inc. (a)                                               89        5,655
                                                                      ---------
                                                                         20,104
                                                                      ---------
MACHINERY & COMPUTER EQUIPMENT - 1.5%
Tyco International Ltd.                                         70        2,796
                                                                      ---------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 76.0%
BROADCASTING - 3.2%
Grupo Televisa SA (a)                             Mx           138        5,865
                                                                      ---------
COMMUNICATIONS - 1.8%
Metromedia Fiber Network, Inc.,
  Class A (a)                                                   97        3,207
                                                                      ---------
ELECTRIC SERVICES - 21.7%
AES Corp. (a)                                                  102        5,757
CMS Energy Corp.                                                83        3,060
Edison International                                           213        6,301
Electricidade de Portugal SA ADR                  Pt            12          360
FPL Group, Inc.                                                 69        3,477
National Grid Group PLC (a)                       UK           670        5,085
NIPSCO Industries, Inc.                                        151        3,085
Pinnacle West Capital Corp.                                    102        3,754
Scottish Power PLC                                UK           420        3,897
Texas Utilities Co.                                            131        5,072
                                                                      ---------
                                                                         39,848
                                                                      ---------
GAS SERVICES - 11.9%
Columbia Energy Group                                           74        4,810
El Paso Energy Corp.                                           118        4,838
Kinder Morgan Energy Partners, L.P.                            104        4,418
Kinder Morgan, Inc.                                            167        3,366
Williams Companies, Inc.                                       115        4,294
                                                                      ---------
                                                                         21,726
                                                                      ---------
SANITARY SERVICES - 1.9%
American Water Works Co., Inc.                                 122        3,546
                                                                      ---------
TELECOMMUNICATION - 35.5%
AT&T Corp.                                                     103        4,822
COLT Telecom Group ADR (a)                        UK            70        8,283
Korea Telecom Corp. ADR (a)                       Ko            56        1,974
MCI WorldCom, Inc. (a)                                          57        4,866
SBC Communications, Inc., Class A                               94        4,768
Sonera Group Oyj                                  Fi           194        5,854
Sprint Corp.                                                    96        7,149
Sprint PCS (a)                                                  35        2,940
Tele Norte Leste Participadoes SA ADR             Bz           226        3,819
Telecom Corporation of New Zealand                NZ           160        5,193
Telecom Italia S                                  It           637        3,150
Telefonica de Espana ADR                          Sp            88        4,419
Telstra Corp. Ltd. ADR                            Au            74        1,891
Vodafone AirTouch PLC ADR                         UK           125        6,004
                                                                      ---------
                                                                         65,132
                                                                      ---------
TOTAL COMMON STOCKS (cost of $117,468)(b)                               169,786
                                                                      ---------
CONVERTIBLE PREFERRED STOCK - 3.3%
-------------------------------------------------------------------------------
MANUFACTURING - 3.3%
COMMUNICATIONS EQUIPMENT
  LM Ericsson Telecommunications ADR
  (cost of $1,482) 4.250%                         Sw           504        5,989
                                                                      ---------
TOTAL INVESTMENTS - 95.9%
  (cost of $118,950)                                                    175,775
                                                                      ---------
SHORT-TERM OBLIGATIONS - 3.8%                               PAR
-------------------------------------------------------------------------------
Repurchase agreement with Lehman Brothers Corp.,
  dated 10/29/99, due 11/01/1999 at 5.220%,
  collateralized by U.S. Treasury bonds
  and/or notes with various maturities to
  2009, market value $7,076 (repurchase
  proceeds $6,907)                                        $  6,904        6,904
                                                                      ---------

FORWARD CURRENCY CONTRACTS - 0.0% (c)                                        (d)
-------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 0.3%                                      627
-------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                   $ 183,306
                                                                      =========

NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $118,734.
(c) As of October 31, 1999, the Fund had entered into the following forward currency exchange contract:

                                                             NET UNREALIZED
      CONTRACTS           IN EXCHANGE                         APPRECIATION
     TO DELIVER               FOR          SETTLEMENT DATE       (U.S.$)
-------------------------------------------------------------------------------
KB                273    US$      450        11/03/1999            (d)
(d)         Rounds to less than one.

SUMMARY OF SECURITIES
BY COUNTRY                       COUNTRY            VALUE          % OF TOTAL
-----------------------------------------------------------------------------
United States                                        $104,921            59.7
United Kingdom                      UK                 23,269            13.2
Finland                             Fi                 13,227             7.5
Spain                               Sp                  4,419             2.5
Sweden                              Sw                  5,989             3.4
Mexico                              Mx                  5,865             3.3
New Zealand                         NZ                  5,193             3.0
Brazil                              Bz                  3,819             2.2
Italy                               It                  3,150             1.8
Portugal                            Pt                  2,058             1.2
Korea                               Ko                  1,974             1.1
Australia                           Au                  1,891             1.1
                                                     --------           -----
                                                     $175,775           100.0
                                                     ========           =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

       ACRONYM                                           NAME
--------------------------------------------------------------------------------
         ADR                                 American Depositary Receipt
         KB                                        British Pounds






See notes to financial statements.

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
October 31, 1999
(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $118,950)                                 $175,775
Short-term obligations                                                  6,904
                                                                     --------
                                                                      182,679
Receivable for:
  Dividends                                                               659
  Investments sold                                                        449
  Fund shares sold                                                         41
  Interest                                                                  3
Other                                                                      73
                                                                     --------
                                                                        1,225
                                                                     --------
  Total assets                                                        183,904

LIABILITIES
Payable for:
  Fund shares repurchased                                                 190
Accrued:
  Deferred Trustees fee                                                     3
  Other                                                                   405
                                                                     --------
  Total liabilities                                                       598
                                                                     --------
Net assets                                                           $183,306
                                                                     ========
Net asset value & redemption price per share --
  Class A ($174,521/10,355)                                          $  16.85(a)
                                                                     --------
Maximum offering price per share -- Class A ($16.85/0.9425)          $  17.88(b)
                                                                     --------
Net asset value & offering price per share -- Class B ($7,594/451)   $  16.84(a)
                                                                     --------
Net asset value & offering price per share -- Class C ($1,191/71)    $  16.84(a)
                                                                     --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

-----------------------
STATEMENT OF OPERATIONS
-----------------------
For the Year Ended October 31, 1999
(in thousands)

INVESTMENT INCOME
Dividends                                                              $ 4,130
Interest                                                                   487
                                                                       -------

Total investment income (net of nonreclaimable foreign taxes
  withheld at source which amounted to $143)                             4,617

EXPENSES
Management fee                                                             484
Administration fee                                                         363
Expenses allocated from Portfolio (see Note 1)                             348
Service fee                                                                457
Distribution fee -- Class B                                                 48
Distribution fee -- Class C                                                  8
Transfer agent fee                                                         509
Bookkeeping fee                                                             65
Registration fee                                                            36
Audit fee                                                                   36
Trustees fee                                                                15
Reports to shareholders                                                     21
Legal fee                                                                   12
Custodian fee                                                               23
Other                                                                       43
                                                                       -------
                                                                         2,468
                                                                       -------
Net investment income                                                    2,149
                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
NET REALIZED GAIN (LOSS) ON:

  Investments                                                           18,852
  Foreign currency transactions                                           (98)
                                                                       -------
    Net Realized Gain                                                   18,754
Net change in unrealized appreciation/depreciation during the period on:
    Investments                                                          9,352
    Foreign currency transactions                                           26
                                                                       -------
Net Change in Unrealized Appreciation/Depreciation                       9,378
                                                                       -------
Net Gain                                                                28,132
                                                                       -------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $30,281
                                                                       -------


See notes to financial statements.

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
(in thousands)

                                                      YEARS ENDED OCTOBER 31
                                                     --------------------------
INCREASE (DECREASE) IN NET ASSETS                         1999             1998
-------------------------------------------------------------------------------
OPERATIONS
Net investment income                                 $  2,149         $  2,806
Net realized gain                                       18,754            7,621
Net change in unrealized appreciation/depreciation       9,378           18,825
                                                      --------         --------
    Net increase from operations                        30,281           29,252

DISTRIBUTIONS
From net investment income -- Class A                   (1,671)          (2,908)
From net realized gains -- Class A                      (6,355)         (10,710)
From net investment income -- Class B                      (18)             (37)
From net realized gains -- Class B                        (199)            (224)
From net investment income -- Class C                       (3)              (9)
From net realized gains -- Class C                         (38)             (58)
                                                      --------         --------
                                                        21,997           15,306
                                                      --------         --------
FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                      5,807            3,912
Value of distributions reinvested -- Class A             7,677           12,984
Cost of shares repurchased -- Class A                  (25,660)         (28,521)
                                                      --------         --------
                                                       (12,176)         (11,625)
                                                      --------         --------
Receipts for shares sold -- Class B                      3,058            2,120
Value of distributions reinvested -- Class B               194              234
Cost of shares repurchased -- Class B                   (1,349)            (935)
                                                      --------         --------
                                                         1,903            1,419
                                                      --------         --------
Receipts for shares sold -- Class C                        150              274
Value of distributions reinvested -- Class C                38               58
Cost of shares repurchased -- Class C                      (99)            (267)
                                                      --------         --------
                                                            89               65
                                                      --------         --------
    Net decrease from fund share transactions          (10,184)         (10,141)
                                                      --------         --------
    Total increase                                      11,813            5,165

NET ASSETS
Beginning of period                                    171,493          166,328
                                                      --------         --------
End of period (including undistributed net
  investment income of $332 and $194, respectively)   $183,306         $171,493
                                                      ========         ========

NUMBER OF FUND SHARES
Sold -- Class A                                            362              263
Issued for distributions reinvested -- Class A             493              944
Repurchased -- Class A                                  (1,598)          (1,934)
                                                      --------         --------
                                                          (743)            (727)
                                                      --------         --------
Sold -- Class B                                            190              142
Issued for distributions reinvested -- Class B              13               17
Repurchased -- Class B                                     (84)             (63)
                                                      --------         --------
                                                           119               96
                                                      --------         --------
Sold -- Class C                                              9               18
Issued for distributions reinvested -- Class C               3                4
Repurchased -- Class C                                      (6)             (17)
                                                      --------         --------
                                                             6                5
                                                      --------         --------

See notes to financial statements.

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------
October 31, 1999

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION

Colonial Global Utilities Fund (the Fund), a series of Liberty Funds Trust III (formerly Colonial Trust III), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth of capital and income. On February 26, 1999, LFC Utilities Trust (the Portfolio) collapsed into Colonial Global Utilities Fund (the Fund) therefore terminating their master/feeder structure. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B share are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income, and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the under- lying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Stein Roe & Farnham Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.40% annually of the Fund's average net assets.

ADMINISTRATOR FEE
Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services and office facilities for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Administrator provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

        AVERAGE NET ASSETS                 ANNUAL FEE RATE
        ------------------                 ---------------
    First $50 million                         No charge
    Next $950 million                          0.035%
    Next $1 billion                            0.025%
    Next $1 billion                            0.015%
    Over $3 billion                            0.001%

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. During the year ended October 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $19,547 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $11,848 and $124 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the year ended October 31, 1999, purchases and sales of investments, other than short-term obligations, were $76,871,850 and $70,967,754, respectively.

Unrealized appreciation (depreciation) at October 31, 1999, based on cost of investments for federal income tax purposes was:

    Gross unrealized appreciation                           $61,847,096
    Gross unrealized depreciation                            (4,806,574)
                                                            -----------

      Net unrealized appreciation                           $57,040,522
                                                            ===========

OTHER
The Fund concentrates its investments in utility securities, subjecting it to greater risk than a fund that is more diversified.

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended October 31, 1999.

NOTE 5. COMPOSITION OF NET ASSETS

Capital paid in                                                      $108,580
Undistributed net investment income                                       332
Accumulated net realized gain                                          17,593
Net unrealized appreciation (depreciation) on:
  Investments                                                          56,825
  Foreign currency transactions                                           (24)
                                                                     --------
                                                                     $183,306
                                                                     ========

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

At October 31, 1999, the Fund had one shareholder, Colonial Management Associates who owned greater than 5% of the Fund's shares outstanding.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected data for a share of each class outstanding throughout each period are as follows:
                                      YEAR ENDED OCTOBER 31, 1999                            YEAR ENDED OCTOBER 31, 1998
                              --------------------------------------------        --------------------------------------------
                                CLASS A          CLASS B         CLASS C            CLASS A           CLASS B        CLASS C
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                         $ 14.920         $ 14.910        $ 14.920           $ 13.720          $ 13.720       $ 13.720
                                 --------         --------        --------           --------          --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)        0.195            0.075           0.075              0.234             0.123          0.123
Net realized and unrealized
  gain                              2.470            2.479           2.469              2.134             2.124          2.134
                                 --------         --------        --------           --------          --------       --------
    Total from Investment
      Operations                    2.665            2.554           2.544              2.368             2.247          2.257
                                 --------         --------        --------           --------          --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income         (0.155)          (0.044)         (0.044)            (0.248)           (0.137)        (0.137)
From net realized gains            (0.580)          (0.580)         (0.580)            (0.920)           (0.920)        (0.920)
                                 --------         --------        --------           --------          --------       --------
  Total Distributions Declared
    to Shareholders                (0.735)          (0.624)         (0.624)            (1.168)           (1.057)        (1.057)
                                 --------         --------        --------           --------          --------       --------
NET ASSET VALUE, END OF PERIOD   $ 16.850         $ 16.840        $ 16.840           $ 14.920          $ 14.910       $ 14.920
                                 --------         --------        --------           --------          --------       --------
Total return (c)                    18.31%           17.50%          17.42%             18.09%            17.12%         17.20%
                                 --------         --------        --------           --------          --------       --------
RATIOS TO AVERAGE NET ASSETS
Expenses (b)(d)                      1.33%            2.08%           2.08%              1.30%             2.05%          2.05%
Net investment income (b)(d)         1.21%            0.46%           0.46%              1.58%             0.83%          0.83%
Portfolio turnover                     43%              43%             43%                48%(e)            48%(e)         48%(e)
Net assets at end of period
  (000)                          $174,521         $  7,594        $  1,191           $165,566          $  4,957       $    970

(a) Per share data was calculated using the average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) Portfolio turnover disclosed is for LFC Utilities Trust.

------------------------------------------------------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

For the fiscal year ended October 31, 1999, the Fund designates long-term capital gains of $18,194,247.

100% of ordinary income distributed by the Fund in the fiscal year ended October 31, 1999 qualifies for corporate dividends received deduction.
------------------------------------------------------------------------------------------------------------------------------


                                       YEAR ENDED OCTOBER 31, 1997                           YEAR ENDED OCTOBER 31, 1996
                               --------------------------------------------        -------------------------------------------
                                 CLASS A          CLASS B         CLASS C(a)           CLASS A           CLASS B     CLASS C(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                         $ 12.000         $ 12.010        $ 12.000           $ 11.080          $ 11.080       $ 11.080
                                 --------         --------        --------           --------          --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)        0.328            0.225           0.225              0.427             0.340          0.340
Net realized and unrealized
  gain                              1.740            1.732           1.742              0.878             0.889          0.879
                                 --------         --------        --------           --------          --------       --------
    Total from Investment
      Operations                    2.068            1.957           1.967              1.305             1.229          1.219
                                 --------         --------        --------           --------          --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income         (0.348)          (0.247)         (0.247)            (0.385)           (0.299)        (0.299)
                                 --------         --------        --------           --------          --------       --------
NET ASSET VALUE, END OF PERIOD   $ 13.720         $ 13.720        $ 13.720           $ 12.000          $ 12.010       $ 12.000
                                 --------         --------        --------           --------          --------       --------
Total return (d)                    17.40%           16.43%          16.53%             11.99%            11.25%         11.16%
                                 --------         --------        --------           --------          --------       --------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)                      1.31%            2.06%           2.06%              1.38%             2.13%          2.13%
Net investment income (c)(e)         2.46%            1.71%           1.71%              3.70%             2.95%          2.95%
Portfolio turnover (f)                 48%              48%             48%                34%               34%            34%
Net assets at end of period
  (000)                          $162,267         $  3,243        $    818           $169,840          $  1,538       $    584

(a) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(b) Per share data was calculated using the average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Portfolio turnover disclosed is for LFC Utilities Trust.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected data for a share of each class outstanding throughout each period are as follows:
                                                                       YEAR ENDED OCTOBER 31, 1995
                                                        --------------------------------------------------------
                                                             CLASS A            CLASS B(d)            CLASS C(b)(d)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 10.610               $10.420               $10.420
                                                            --------               -------               -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(c)(d)                                0.536                 0.248                 0.248
Net realized and unrealized gain                               0.520                 0.665                 0.665
                                                            --------               -------               -------
    Total from Investment Operations                           1.056                 0.913                 0.913
                                                            --------               -------               -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                    (0.517)               (0.253)               (0.253)
From net realized gains                                       (0.069)                  --                    --
                                                            --------               -------               -------
  Total Distributions Declared to Shareholders                (0.586)               (0.253)               (0.253)
                                                            --------               -------               -------
NET ASSET VALUE, END OF PERIOD                              $ 11.080               $11.080               $11.080
                                                            --------               -------               -------
Total return (f)(g)                                           10.32%                 8.82%(h)              8.82%(h)
                                                            --------               -------               -------
RATIOS TO AVERAGE NET ASSETS
Expenses (d)(k)                                                1.29%                 2.05%(i)              2.05%(i)
Net investment income (d)(k)                                   5.14%                 3.73%(i)              3.73%(i)
Fees and expenses waived or borne by Liberty
Securities and LFC Utilities Trust                             0.03%                 0.02%(i)              0.02%(i)
Portfolio turnover (j)                                           46%                   46%                   46%
Net assets at end of period (000)                           $211,916               $   745               $   307

(a) Net of fees and expenses waived or borne by Liberty
    Securities which amounted to:                           $  0.002                    --                    --
(b) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(c) Per share data was calculated using the average shares outstanding during the period.
(d) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(e) Class B and Class C shares were initially offered on March 27, 1995. Per share data reflects activity from that date.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Total return would have been lower had Liberty Securities and LFC Utilities Trust not waived certain expenses.
(h) Not annualized.
(i) Annualized.
(j) Portfolio turnover disclosed is for LFC Utilities Trust.
(k) The benefits derived from custody credits and directed brokerage arrangements had no impact.

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST III
AND THE SHAREHOLDERS OF COLONIAL GLOBAL UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Utilities Fund (the "Fund") (a series of Liberty Funds Trust III, formerly Colonial Trust III), at October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 1999

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Trustees & Transfer Agent

--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM                      WILLIAM E. MAYER
Consultant (formerly Special            Partner, Development Capital, LLC
Counsel, Dechert, Price & Rhoads;       (formerly Dean, College of Business
President and Chief Operating           and Management, University of
Officer, New York Stock Exchange,       Maryland; Dean, Simon Graduate
Inc.; President, American Stock         School of Business, University of
Exchange Inc.)                          Rochester; Chairman and Chief
                                        Executive Officer, CS First Boston
TOM BLEASDALE                           Merchant Bank; and President and
Retired (formerly Chairman of the       Chief Executive Officer, The First
Board and Chief Executive Officer,      Boston Corporation)
Shore Bank & Trust Company)
                                        JAMES L. MOODY, JR.
JOHN V. CARBERRY                        Retired (formerly Chairman of the
Senior Vice President of Liberty        Board, Chief Executive Officer and
Financial Companies, Inc. (formerly     Director Hannaford Bros. Co.)
Managing Director, Salomon
Brothers)                               JOHN J. NEUHAUSER
                                        Academic Vice President and Dean of
LORA S. COLLINS                         Faculties, Boston College (former
Attorney (formerly Attorney,            Dean, Boston College School of
Kramer, Levin, Naftalis & Frankel)      Management)

JAMES E. GRINNELL                       THOMAS E. STITZEL
Private Investor (formerly Senior       Professor of Finance, College of
Vice President-Operations, The          Business, Boise State University;
Rockport Company)                       Business Consultant and Author

RICHARD W. LOWRY                        ROBERT L. SULLIVAN
Private Investor (formerly Chairman     Retired Partner, KPMG LLP (formerly
and Chief Executive Officer, U.S.       Management Consultant, Saatchi and
Plywood Corporation)                    Saatchi Consulting Ltd. and
                                        Principal and International
SALVATORE MACERA                        Practice Director, Management
Private Investor (formerly              Consulting, Peat Marwick Main &
Executive Vice President of Itek        Co.)
Corp. and President of Itek Optical
& Electronic Industries, Inc.)          ANNE-LEE VERVILLE
                                        Consultant (formerly General
                                        Manager, Global Education Industry,
                                        and President, Applications
                                        Solutions Division, IBM
                                        Corporation)

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Global Utilities Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Global Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

ANNUAL REPORT:
COLONIAL GLOBAL UTILITIES FUND

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

--------------------------------------------------------------------------------
L I B E R T Y
---------------
      F U N D S
--------------------------------------------------------------------------------

ALL-STAR     Institutional money management approach for individual investors.

COLONIAL     Fixed-income and value style equity investing.

CRABBE
HUSON        A contrarian approach to fixed-income and equity investing.

NEWPORT      A leader in international investing.

STEIN ROE    Growth style equity investing.
ADVISOR

[graphic omitted]
KEYPORT      A leading provider of innovative annuity products.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

----------------------------------------------
COLONIAL GLOBAL UTILITIES FUND   ANNUAL REPORT
----------------------------------------------
                                                                ---------------
                                                                   BULK RATE
                                                                 U.S. POSTAGE
                                                                     PAID
[Graphic                                                         HOLLISTON, MA
 Omitted]  L I B E R T Y                                         PERMIT NO. 20
           -----------------                                    ---------------
                   F U N D S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

           Liberty Funds Distributor, Inc. (C)1999
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           www.libertyfunds.com


                                                 GU-02/081I-1099 (12/99) 99/1530